SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 14, 2004

                               ACS HOLDINGS, INC.
                     (FORMERLY KNOWN AS MAXXZONE.COM, INC.)

             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                    000-33465                 88-0503197
      (State or Other              (Commission               (IRS Employer
Jurisdiction of incorporation      File Number)          Identification Number)


                              7658 Municipal Drive
                               Orlando, FL 32819
                                  407-226-6866

                        (Registrant's telephone number)

                               maxxZone.com, Inc.

         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 29, 2004, ACS Holdings, Inc. (formerly known as maxxZone.com, Inc.), a Nevada corporation ("ACS"), dismissed Beckstead and Watts, LLP ("Beckstead and Watts") as its independent auditors.

Beckstead and Watts had been the Company's principal auditors for the purpose of auditing its financial statements for the fiscal years ended December 31, 2002 and December 31, 2003. The reports on the financial statements for the aforementioned fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In the fiscal years ended December 31, 2002 and December 31, 2003, and the subsequent interim period through March 31, 2004, the Company has had no disagreements Beckstead and Watts on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the Beckstead and Watts, would have caused Beckstead and Watts to make reference to the matter in their reports. ACS has requested Beckstead and Watts to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 30, 2004 is filed as Exhibit
16.1 to this Current Report on Form 8-K.

On June 29, 2004, the ACS engaged Samuel Klein & Company ("Samuel Klein") as the Company's principal auditors. Prior to engaging Samuel Klein, the ACS had not previously discussed any accounting or auditing issue with Beckstead and Watts.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Roland Becker, a former director of the Company resigned his position as a director on June 14, 2004. Mr. Becker identified "a lack of clarity of business, marketing, financial, corporate and funding plans" of ACS and the intended registration of 112 million shares of common stock of ACS under a Registration Statement on Form S-8, pursuant to consulting agreements with consultants of ACS, as the primary reasons for his resignation. A copy of the letter Mr. Becker tendered to ACS regarding his resignation is filed as Exhibit 17.1 hereto.

Walter Roder (also ACS's Chairman, Chief Executive Officer and President, and Secretary) and David Eison (also ACS's Treasurer) remain as ACS's directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The following exhibit is filed as part of this Report:

Exhibit
Number      Description
------      -----------

16.1        Beckstead and Watts letter dated June 30, 2004
17.1        Roland Becker letter dated June 14, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 30, 2004                       ACS HOLDINGS, INC.


                                          /s/ Walter Roder
                                          --------------------------------------
                                          Walter Roder
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

16.1        Beckstead and Watts letter dated June 30, 2004
17.1        Roland Becker letter dated June 14, 2004